
                                                                 EXHIBIT 3.18(i)

                                                                         3998 94
                                                                        11-14-97

                      CHANGE OF ADDRESS OF RESIDENT AGENT

The Corporation Trust Incorporated hereby submits the following for the purpose of changing the address of the resident agent for the business entities on the attached list:

1. The name of the resident agent is The Corporation Trust Incorporated.

2. The old address of the resident agent is:

            32 South Street
            Baltimore, Maryland 21202

3. The new address of the resident agent is:

            300 East Lombard Street
            Baltimore, Maryland 21202

4. Notice of the above changes are being sent to the business entities on the attached list.

5. The above changes are effective when this document is filed with the Department of Assessments and Taxation.


/s/ Kenneth J. Uva
------------------
Kenneth J. Uva
Assistant Secretary

--------------------------------------------------------------------------------

                               STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 3 page document on on file in this office DATED: June 24, 1999.

BY: /s/ Darla D. Simms, Custodian

This stamp replaces our previous certification system. Effective: 6/95

                         STATE DEPARTMENT OF ASSESSMENTS
                                  AND TAXATION

                              APPROVED FOR RECORD

                             11-17-97 AT 8:30 A. m.

--------------------------------------------------------------------------------

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                                  [ILLEGIBLE]

                           S T A T U S - A C T I V E

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
ID. NO.   *-----C O R P O R A T E  N A M E------*   STATUS   *---R E S I D E N T  A G E N T---*  *--P R I N C I P A L   N A M E--*
D0171744  PHH CORPORATION                             X      CORPORATION TRUST INCORPORATED      SAMUEL H. WRIGHT
                                                                                                 11333 MCCORMICK ROAD

                                                             300 E. LOMBARD ST.
                                                             BALTIMORE                MD 21202   HUNT VALLEY             MD  21031

D1921337  PHH DEUTSCHLAND, INC.                       I      CORPORATION TRUST INCORPORATED      SAMUEL H. WRIGHT
                                                                                                 11333 MCCORMICK ROAD

                                                             300 E. LOMBARD ST.
                                                             BALTIMORE                MD 21202   HUNT VALLEY             MD  21031

D1563105 PHH FINANCIAL SERVICES, INC.                 I      CORPORATION TRUST INCORPORATED      SAMUEL H. WRIGHT
                                                                                                 11333 MCCORMICK ROAD

                                                             300 E. LOMBARD ST.
                                                             BALTIMORE                MD 21202   HUNT VALLEY             MD  21031


D0166512 PHH FOUNDATION, INC.                         X      CORPORATION TRUST INCORPORATED      SAMUEL H. WRIGHT
                                                                                                 11333 MCCORMICK ROAD

                                                             300 E. LOMBARD ST.
                                                             BALTIMORE                MD 21202   HUNT VALLEY             MD  21031

D0496034 PHH-GALLOP LEASING, INC.                     X      CORPORATION TRUST INCORPORATED      SAMUEL H. WRIGHT
                                                                                                 11333 MCCORMICK ROAD

                                                             300 E. LOMBARD ST.
                                                             BALTIMORE                MD 21202   HUNT VALLEY             MD  21031

D1403104 PHH-GATE LEASING, INC.                       I      CORPORATION TRUST INCORPORATED      SAMUEL H. WRIGHT
                                                                                                 11333 MCCORMICK ROAD

                                                             300 E. LOMBARD ST.
                                                             BALTIMORE                MD 21202   HUNT VALLEY             MD  21031

D1905843 PHH HOLDINGS CORPORATION                     I      CORPORATION TRUST INCORPORATED      SAMUEL H. WRIGHT
                                                                                                 11333 MCCORMICK ROAD

                                                             300 E. LOMBARD ST.
                                                             BALTIMORE                MD 21202   HUNT VALLEY             MD  21031

D0114824 PHH INSURANCE ASSOCIATES CORPORATION         I      CORPORATION TRUST INCORPORATED      SAMUEL H. WRIGHT
                                                                                                 11333 MCCORMICK ROAD

                                                             300 E. LOMBARD ST.
                                                             BALTIMORE                MD 21202   HUNT VALLEY             MD  21031

D1260223 PHH INTER-GROUP LEASING, INC.                I      CORPORATION TRUST INCORPORATED      SAMUEL H. WRIGHT
                                                                                                 11333 MCCORMICK ROAD

                                                             300 E. LOMBARD ST.
                                                             BALTIMORE                MD 21202   HUNT VALLEY             MD  21031

D138471 PHH-LONG LEASING, INC.                        X      CORPORATION TRUST INCORPORATED      SAMUEL H. WRIGHT
                                                                                                 11333 MCCORMICK ROAD

                                                             300 E. LOMBARD ST.
                                                             BALTIMORE                MD 21202   HUNT VALLEY             MD  21031

D1452838 PHH-MARKET LEASING, INC.                     I      CORPORATION TRUST INCORPORATED      SAMUEL H. WRIGHT
                                                                                                 11333 MCCORMICK ROAD

                                                             300 E. LOMBARD ST.
                                                             BALTIMORE                MD 21202   HUNT VALLEY             MD  21031